Intangible Assets and Goodwill	6 Months Ended
Jun. 30, 2014
Intangible Assets and Goodwill

4. Intangible Assets and Goodwill:

Trade Name

The trade name intangible asset represents the value of the SunGard trade name and is an indefinite-lived asset not subject to amortization. The split-off of the AS business triggered an interim impairment test of the carrying value of the SunGard trade name as of March 31, 2014 due to changes in how the trade name is being used following the split-off. The Company utilized an income approach known as the relief-from-royalty method to determine the fair value of the SunGard trade name. Under this method, a royalty rate was applied to SunGard’s projected revenues to determine the annual cash savings attributable to ownership of the trade name. This amount was then tax-effected and discounted to present value to ultimately arrive at the estimated fair value of the trade name.

The Company developed certain assumptions and estimates related to the calculation of fair value of its trade name. The fair value assumptions and estimates primarily included projections of future revenues, a royalty rate, a tax rate, and a discount rate. The loss of projected AS revenues due to the split-off had a significant negative impact on the results of the trade name valuation. Based on the results of the impairment test, the fair value of the trade name was determined to be lower than its carrying value and resulted in a $339 million impairment of the trade name as of March 31, 2014.

In addition to future revenue projections, the assumed royalty rate and discount rate are critical assumptions considered in the trade name impairment test. Excluding any changes to future revenue projections or other assumptions, a 50 basis point decrease in the assumed royalty rate would have resulted in an additional impairment of the trade name asset of approximately $133 million (a 100 basis point decrease would result in an additional impairment of approximately $265 million). A 50 basis point increase in the discount rate would result in an additional impairment of the trade name asset of approximately $14 million (a 100 basis point increase would result in an additional impairment of approximately $28 million). Furthermore, to the extent that projected revenues decline in the future, the revenue supporting the trade name will decline, which may result in impairment charges.

In connection with the split-off, SunGard and AS agreed to a two-year royalty-free period for AS’ limited use of a derivative of the trade name, after which it will pay a pre-determined royalty rate based on its annual revenue for a specified number of years. As of March 31, 2014, SunGard transferred an $8 million “right-to-use” asset representing the value of AS’ limited right to use the “SUNGARD AVAILABILITY SERVICES” trade name during the royalty-free period.

The following table summarizes changes in the value of the trade name for the six months ended June 30, 2014 (in millions):

Trade name, net
Balance at December 31, 2013	$1,019
Transfer limited “right to use” trade name asset to AS	(8)
Trade name impairment	(339)

Balance at June 30, 2014	$672

Goodwill

The following table summarizes the changes in goodwill by segment for the six months ended June 30, 2014 (in millions) and does not include any amounts related to the AS business, which is reflected as discontinued operations for all periods presented:

	Cost			Accumulated impairment
	FS	PS&E	Subtotal	PS&E	Total
Balance at December 31, 2013	$3,501	$544	$4,045	$(217)	$3,828
Adjustments related to the LBO and prior year acquisitions	(1)	(1)	(2)	—	(2)
Effect of foreign currency translation	1	—	1	—	1

Balance at June 30, 2014	$3,501	$543	$4,044	$(217)	$3,827

Intangible Asset amortization

The total expected amortization of acquisition-related intangible assets for years ended December 31 is as follows (in millions):

2014	$134
2015	82
2016	66
2017	58
2018	54